EXHIBIT 24.1


                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/Roberto C. Goizueta
                              Chairman of the Board,
                              Chief Executive Officer and Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company,
SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/James E. Chestnut
                              Senior Vice President
                              and Chief Financial Officer
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company,
M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/Gary P. Fayard
                              Vice President and Controller
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/Herbert A. Allen
                              Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/Ronald W. Allen
                              Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/Cathleen P. Black
                              Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/Warren E. Buffett
                              Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CHARLES W. DUNCAN, JR., a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/Charles W. Duncan, Jr.
                              Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/M. Douglas Ivester
                              President, Chief Operating Officer
                              and Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/Susan B. King
                              Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/Donald F. McHenry
                              Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/Paul F. Oreffice
                              Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.

                           /s/James D. Robinson III
                              Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS THAT I, WILLIAM B. TURNER, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/William B. Turner
                              Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.


                           /s/Peter V. Ueberroth
                              Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1995 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February 1996.



                           /s/James B. Williams
                              Director
                              The Coca-Cola Company